                                      LOGO

                            LONGLEAF PARTNERS FUNDS

                                QUARTERLY REPORT
                             at September 30, 1998

                                 PARTNERS FUND

                                  REALTY FUND

                                 SMALL-CAP FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  MANAGED BY:

                      SOUTHEASTERN ASSET MANAGEMENT, INC.

                                  Memphis, TN

                                    CONTENTS

Letter to Shareholders.....................................    2
Longleaf Partners Fund (Partners Fund)
  Management Discussion....................................    5
  Performance History and Portfolio Summary*...............    7
  Portfolio Investments....................................    8
Longleaf Partners Realty Fund (Realty Fund)
  Management Discussion....................................   10
  Performance History and Portfolio Summary*...............   11
  Portfolio Investments....................................   12
Longleaf Partners Small-Cap Fund (Small-Cap Fund)
  Management Discussion....................................   14
  Performance History and Portfolio Summary*...............   15
  Portfolio Investments....................................   17
Service Directory..........................................   20
Trustees and Officers......................................   21

* Average annual returns for all Funds and all indices except the Value-Line Index are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

Best Positioning in Eight Years

The third quarter of 1998 was a period of demarcation for equity investors. Shareholders, lenders, currency speculators and hedge fund operators sought liquidity and ended an eight year bull market for U.S. stocks. The unweighted averages declined more than 30% peak to trough, IPO underwritings evaporated, mutual fund owners withdrew assets, and bond returns dramatically decoupled from equity results as capital preservation became a mantra. Market, business, and credit risks worldwide were reestablished in the forefront of investors' minds.

While the purging of financial excesses may be difficult to appreciate because of the resulting marked-to-market pain we have suffered, Longleaf owners reap two very salutary benefits. For the first time since the Partners Fund closed in September 1995 ALL THREE Longleaf Funds have sufficient undervalued and qualified investment opportunities to become fully invested. This is a significant change from our June report when cash reserves in the Small-Cap and Partners Funds were 27% and 15%, respectively. Secondly, lower share prices and our commitment of cash reserves to a number of very undervalued businesses have reduced the composite price-to-value ratios for each Longleaf Fund to historically low levels. Our partners today have larger margins of safety and higher implied future returns than at any point since 1990. We encourage you to read the report for each Longleaf Fund on the following pages.

Our Wonderful Partners

It is easy to be an investment partner when annual returns are 20+%. The test of our relationship with shareholders comes in down markets such as the third quarter. Over the last three months our partners have been more than supportive.

Unlike many funds that experienced net redemptions during the third quarter, all three Longleaf Funds added new assets. Many of you have called to confirm that this market has given us better bargains and to see if we can put additional cash to work. This level of understanding of our discipline makes us proud to be your partner, and, more importantly, benefits all shareholders. When investors send new cash knowing we can buy very cheap businesses, we all receive better long-term returns.

Because of the opportunities that the recent volatility has provided, we are encouraging our partners to add to their stakes in all three Funds. In recent

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

months your partners at Southeastern have materially increased our investment with you.

Re-opening Partners Fund

We closed Longleaf Partners Fund when cash exceeded our qualifying investment opportunities. The reverse is now true. Cash inflows will enable the Fund to buy more good businesses at depressed prices, and thereby lower the Fund's composite price-to-value ratio. Because we have the opportunity to improve all shareholders' positions with new cash, the Partners Fund will re-open to investors on October 16.

Longleaf Partners International Fund Update

The number of undervalued businesses we are finding overseas is increasingly compelling. We filed our registration statement for Longleaf International with the SEC in early August and seeded it with our capital. It will be available to the public at the end of October, and we will send all shareholders a Prospectus with information on how to join us in the Fund.

1998 Distribution

Many of our partners, like ourselves, are taxable investors. You should be aware of our distribution plan and our approach to tax efficient portfolio management. Our investment decision to sell a holding occurs when its price approaches full value or when we can substantially improve our price-to-value relationship. Once we make a decision to sell, execution focuses on tax management. We generally first sell the highest cost shares and those held more than one year.

The Funds will pay gains realized through October 31 this year. With three weeks to go, we anticipate a sizable distribution, primarily of long-term gains from sales in the Partners and Small-Cap Funds earlier this year when many holdings reached fair value. The Realty Fund should have little or no realized gains to distribute. The distribution should be paid approximately November 18. At the end of December we will declare and distribute net income which is usually a small amount for each Fund.

After gains have been distributed in November, shareholders will have a unique opportunity to purchase all three Funds at one of the most tax advantageous points in their history. Each Fund has little in unrealized gains. After the distribution an investor will be purchasing a very small deferred tax liability and a large opportunity for long-term appreciation.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

The Calculus of Compounding

Four distinct variables determine an equity investor's long-term return and guide our discipline: the price we pay for shares relative to their underlying value today; the future growth of the business' value; the closing of the gap between price and value; and, the bonus or penalty owners receive from management's capital allocation decisions. The following example illustrates how our discipline works. If we buy a company for half its value, if the value grows 12% per year through business operations, and if the share price rises to reflect corporate worth in the fifth year, we will compound capital at 29% per year.

Firmly understanding a company's intrinsic worth drives this dynamic. Volatile markets which respond to the emotions of fear and greed do not change the value of the businesses we own. Our valuations provide a rational guide for decision making and are the lynchpin of our discipline. Our investment partners will be rewarded because we have affiliated with many excellent companies and outstanding managements at steeply discounted prices. We appreciate your unwavering support and confidence.

Sincerely,


/s/ O. Mason Hawkins, CFA        /s/ G. Staley Cates, CFA   /s/ C.T. Fitzpatrick, CFA
O. Mason Hawkins, CFA            G. Staley Cates, CFA       C.T. Fitzpatrick, CFA
Co-Portfolio Manager             Co-Portfolio Manager       Co-Portfolio Manager

--------------------------------------------------------------------------------
                     PARTNERS FUND - MANAGEMENT DISCUSSION
                       by Mason Hawkins and Staley Cates

In most business endeavors not much changes in a quarter. The investment world for the Partners Fund, however, changed dramatically in three short months. Just ninety days ago equity bargains were elusive, the Fund had 15% cash, and greed was driving up an already overvalued market. Today, we have many compelling investment ideas, the Fund is fully invested, and palpable fear has caused U.S. stocks to fall precipitously from their highs.

We have made significant long-term progress in the third quarter, despite nauseating short-term performance. The Fund fell 18% from June through September. The Fund's composite price-to-value ratio (P/V) delineates the attractiveness of our portfolio. Because the ratio compares today's stock price to our appraisal of underlying corporate value, we think the Fund's P/V is the single best indicator of our future performance. A lower ratio implies more upside potential and a larger margin of safety in the portfolio. Exactly one year ago the Fund's composite P/V was over 80%. Today it has improved to almost 50%. With the price-to-value ratio at its historic low our five-year return expectations are much higher than they have been since 1990. While we do not know if or when values will be recognized, we do know the following: a move to 100% of appraisal from 80% yields a 25% return; a move to full value from a 50% P/V ratio produces a 100% gain. Thus, without the benefit of corporate value growth factored into the compounding equation, our appreciation opportunity has increased four-fold.

Some might assume their position has not improved because the lower price-to-value ratio came with a 6% decline in Fund performance over the last year. While the Fund's price did reduce the P/V (not the way we prefer it to happen!), three quarters of the significant improvement came from better positioning of the portfolio. We sold companies that reached full value earlier this year and recently replaced them with more significantly undervalued securities. Our corporate partners also have grown their businesses' intrinsic values. We believe our improved long-term positioning will boost future performance by an amount that far exceeds our short-term hit.

It may be surprising that new holdings or existing positions which we significantly increased caused most of the damage to the quarter's performance. In Longleaf's history, many of our biggest long-term winners began as short-term disappointments. When a company has some kind of temporary or perceived problem (otherwise it wouldn't be cheap) and already sells far below its highs, statistically one has low odds of buying at the absolute bottom. Consequently, stock prices of the companies we purchase often get worse before they get better. It is usually well worth the wait. While we would love to be able to time acquisitions better,

--------------------------------------------------------------------------------
                     PARTNERS FUND - MANAGEMENT DISCUSSION
                       by Mason Hawkins and Staley Cates

the opportunity cost of staying out of that rare find is usually higher than the short-term penalty.

Of the companies that have penalized our results the most since June, several positions were established in the portfolio in the last six months. We purchased new holdings such as Hilton, Pioneer Natural Resources, and UCAR International after their prices had dropped significantly; their free falls continued after we bought. We added heavily this quarter to existing positions in FDX and Marriott after their stocks had declined; their price drops then resumed. We knew these five were undervalued when we purchased them; the fears driving their declines, however, became more pronounced and inflicted even more short-term price damage. In all five cases the long-term free cash flows and asset values are intact. These five are clearly more compelling at their current 40 (cents) on the appraised dollar than they were 90 days ago at 60 (cents). Each has an attractive business, and our partners such as Bill Marriott, Fred Smith, and Steve Bollenbach have some of the best records in corporate America for building shareholder value and getting it recognized.

We have recently increased our personal stake in the Partners Fund to seize this rare and tremendous opportunity.

--------------------------------------------------------------------------------
                    PARTNERS FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED SEPTEMBER 30, 1998

                                                         Value-Line
                                    Partners   S&P 500   Geometric
                                      Fund      Index      Index
                                    --------   -------   ----------
Year-to-Date                         (3.58)%     5.97%     (15.65)%
One Year                             (6.13)      9.02      (17.99)
Three Years                          14.89      22.59        5.01
Five Years                           17.26      19.89        5.90
Ten Years                            16.55      17.26        5.03
Since Inception 4/8/87               15.37      14.48        3.06

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 33.8% OF NET ASSETS)

FDX CORPORATION (FDX)                                                       9.0%
Integrated air-ground transportation company providing time-definite delivery of packages and documents worldwide.

WASTE MANAGEMENT, INC. (WMI)                                                7.5%
The world's largest solid waste collection and disposal company with residential, commercial, and industrial customers throughout North America.

THE NEWS CORPORATION LIMITED (NWS)                                          6.1%
International media company which operates satellite television, owns Fox Broadcasting and 20th Century Fox film operations, and publishes numerous newspapers and magazines.

PHILIPS ELECTRONICS N.V. (PHG)                                              5.6%
A leading manufacturer of lighting systems, electronics products including television and stereo equipment, appliances, and semiconductors.

MARRIOTT INTERNATIONAL, INC. (MAR)                                          5.6%
Owner of many of the strongest brand names in the lodging industry. Operates and franchises over 300,000 rooms in hotels and resorts under the Marriott, Courtyard, Residence Inn, Ritz-Carlton, and Renaissance names.

                               PORTFOLIO CHANGES
                   JANUARY 1, 1998 THROUGH SEPTEMBER 30, 1998

          NEW HOLDINGS                        ELIMINATIONS
          ------------                        ------------
Agribrands International, Inc.*    Agribrands International, Inc.*
Boston Properties, Inc.            Alleghany Corp.
Canadian Pacific Limited           Chicago Title Corporation*
Chicago Title Corporation*         Kansas City Southern Industries,
Hilton Hotels Corporation          Inc.
MediaOne Group, Inc.*              The Quaker Oats Company
Pioneer Natural Resources Company  The Ralston Purina Company
Sodexho Marriott Services, Inc.*   Sodexho Marriott Services, Inc.*
Tricon Global Restaurants, Inc.    Tricon Global Restaurants, Inc.
UCAR International, Inc.           U S West, Inc.*
U S West, Inc.*                    The Union Corporation
United Healthcare Corporation

* Acquired through merger/spin-off of existing position.

--------------------------------------------------------------------------------
                     PARTNERS FUND - PORTFOLIO INVESTMENTS
                       AT SEPTEMBER 30, 1998 (UNAUDITED)

      SHARES                                                           MARKET VALUE
    ----------                                                        --------------
Common Stock 97.4%
                     Beverages 4.8%
     5,119,200       The Seagram Company Ltd. (Foreign) ...........   $  146,857,050

                     Broadcasting 6.1%
     7,284,362       The News Corporation Limited (Foreign)........      186,661,776

                     Cable 4.5%
     3,108,100   *   MediaOne Group, Inc...........................      138,116,194

                     Environmental Services 7.5%
     4,748,750       Waste Management, Inc.........................      228,236,797

                     Health Care 5.5%
     4,840,000       United Healthcare Corporation.................      169,400,000

                     Lodging 14.7%
     8,249,500       Hilton Hotels Corporation.....................      140,757,094
    10,763,800   *   Host Marriott Corporation.....................      136,565,712
     7,171,900       Marriott International, Inc...................      171,229,113
                                                                      --------------
                                                                         448,551,919
                                                                      --------------
                     Manufacturing 2.6%
     4,450,000   *   UCAR International, Inc.......................       80,100,000

                     Multi-Industry 6.6%
     1,565,000       Alexander & Baldwin, Inc......................       31,104,375
     3,213,000       Philips Electronics N.V. (Foreign)............      171,493,875
                                                                      --------------
                                                                         202,598,250
                                                                      --------------
                     Natural Resources 8.9%
     1,237,700       The Pioneer Group, Inc........................       20,422,050
     9,755,000       Pioneer Natural Resources Company.............      137,179,687
     2,900,000       Rayonier Inc..................................      113,100,000
                                                                      --------------
                                                                         270,701,737
                                                                      --------------
                     Pharmaceuticals 1.2%
     1,770,350       Mallinckrodt Inc. ............................       35,960,234

                     Property & Casualty Insurance 6.2%
    24,524,000       Mitsui Marine and Fire Insurance Company, Ltd.
                       (Foreign)...................................      100,892,154
     8,673,000       The Nippon Fire & Marine Insurance Company,
                       Ltd. (Foreign)..............................       27,716,390
    16,245,000       The Yasuda Fire and Marine Insurance Company,
                       Ltd. (Foreign)..............................       59,671,613
                                                                      --------------
                                                                         188,280,157
                                                                      --------------
                     Publishing 4.6%
     3,150,000       Knight Ridder, Inc............................      140,175,000

--------------------------------------------------------------------------------
                     PARTNERS FUND - PORTFOLIO INVESTMENTS
                       AT SEPTEMBER 30, 1998 (UNAUDITED)

      SHARES                                                           MARKET VALUE
    ----------                                                        --------------
                     Real Estate 5.6%
     1,998,400       Boston Properties Inc.........................   $   56,954,400
     6,038,591       TrizecHahn Corporation (Foreign)..............      113,223,581
                                                                      --------------
                                                                         170,177,981
                                                                      --------------
                     Telecommunications 4.9%
     3,147,200       ALLTEL Corp (formerly 360 degrees
                       Communications Company).....................      149,098,600

                     Transportation 13.7%
     7,003,000       Canadian Pacific Limited (Foreign)............      144,874,563
     6,085,000   *   FDX Corporation...............................      274,585,625
                                                                      --------------
                                                                         419,460,188
                                                                      --------------
                     TOTAL COMMON STOCKS (COST $2,959,894,049).....    2,974,375,883
Short-Term Obligations 1.9%
Repurchase Agreement with State Street Bank, 4.75% due 10-1-98.....       59,538,000
                                                                      --------------
TOTAL INVESTMENTS (COST $3,019,432,049)(a)..................   99.3%   3,033,913,883
OTHER ASSETS AND LIABILITIES, NET...........................    0.7       22,285,181
                                                              -----   --------------
NET ASSETS..................................................  100.0%  $3,056,199,064
                                                              =====   ==============
NET ASSET VALUE PER SHARE..........................................           $25.05
                                                                      ==============

 *  Non-income producing security
(a) Also represents aggregate cost for Federal income tax purposes.

Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 31% of Net Assets.

Open Forward Currency Contracts

                                                       Currency
   Currency              Currency Sold and              Market      Unrealized
  Units Sold              Settlement Date               Value          Gain
--------------   ----------------------------------  ------------   -----------
14,552,730,000   Japanese Yen 1-28-99..............  $108,786,510   $14,578,148
 6,265,172,522   Japanese Yen 2-26-99..............    47,011,909     3,583,875
   823,095,843   Japanese Yen 7-21-99..............     6,290,867      (100,175)
                                                     ------------   -----------
                 Total Forward Contracts...........  $162,089,286   $18,061,848
                                                     ============   ===========

--------------------------------------------------------------------------------
                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins and Staley Cates

Publicly traded real estate indices have turned in their worst performance since 1974. The year-to-date decline exceeds that of all 1990. The Realty Fund, down 17.7% in the third quarter, has also suffered. Market prices contrast sharply with conditions at the companies we own. Rents, cash flows, and profits have risen and should continue to increase over the next few years at a much faster rate than growth at most non-realty companies. The recent retrenchment in the equity and debt markets should slow new supply and further improve the long-term outlook for rents, occupancies, and earnings. Consequently, the Realty Fund's price-to-value ratio is at an all-time low, investment ideas greatly exceed our capital resources, and the implied returns over the next five years are at the highest levels we have known.

Public markets have not differentiated between property or cash flow quality among real estate companies. Traders and short-term investors have sold entire sectors of the market with little regard for individual businesses and their prices. The hotel industry, down over 50% this year, has suffered the most from this lack of differentiation. The sell off in lodging has hurt the Fund's performance but has offered companies with superior economics and outstanding long-term prospects at mouth-watering prices. We have increased our stake in Host Marriott and have added Hilton and Promus to the portfolio.

    Hilton: In 1996 we purchased Hilton and sold it when the stock reached our appraised value, roughly doubling our investment. Hilton is down 60% from its high and currently sells for less than its price nearly three years ago. Its same property revenues (RevPar) are up 19% since we last owned this branded hotel company and our appraisal has risen to $40 per share from $25 three years ago. Hilton's properties are located primarily in supply constrained markets, and its franchise fee stream is very well insulated from new hotel supply. Steve Bollenbach, a superb corporate partner, is at the helm, and insiders own 23% of the company.

    Promus: The S&P 500 sells for 20 times free cash flow with a long-term expected growth rate of 6%. Promus sells for less than 8 times after-tax free cash flow which has grown at 30% annually over the last three years; we are confident it will increase by over 20% in 1999. The stock has declined 53% from its high, the company is repurchasing shares, and insiders are adding to their stakes. Promus derives two-thirds of its profits from franchising and managing its strong brands including Embassy Suites, Hampton Inns, and Doubletree. These stable fee streams should continue to grow regardless of changes in new supply in the limited service hotel segment. Our appraisal is over $50 per share.

The opportunity to acquire companies as superior as Hilton and Promus at prices less than half of intrinsic worth is unusual. During the last three months our returns were hurt by these two new holdings, as well as some of our highest quality companies run by some of our most capable partners including Host Marriott, Catellus, Forest City, and BayView. We gladly accept volatility and its impact on short-term performance when we can team with superior managements and own good businesses at depressed prices with an exceptional opportunity for long-term return.

Now is the best time to be a long-term owner since the Realty Fund began operations in January 1996. Prices are completely divorced from fundamentals. This decoupling could last longer, causing consternation for investors with short time horizons but presenting great opportunities for long-term intelligent investors. We are fortunate to have the latter as our partners in Longleaf Partners Realty Fund. Many of you recently have added to your position in the Realty Fund, as have your partners here at Southeastern.

--------------------------------------------------------------------------------
                     REALTY FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED SEPTEMBER 30, 1998

                                                 Wilshire
                                    Realty     Real Estate      NAREIT
                                     Fund    Securities Index   Index
                                    ------   ----------------   ------
Year-to-Date                        (20.69)%      (16.62)%      (15.50)%
One Year                            (23.14)       (16.69)       (14.61)
Since Inception 1/2/96               14.42         12.13         11.96

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 38.4% OF NET ASSETS)

EXCEL LEGACY CORPORATION (XELC)                                            10.7%
A C-Corp spun out of Excel Realty Trust and focused on development and re-development of unique real estate projects throughout the U.S.

HOST MARRIOTT CORPORATION (HMT)                                             9.3%
Owner of 101 upscale and luxury full-service Marriott and Ritz Carlton hotels and 31 assisted living centers, which are operated by Marriott International.

CATELLUS DEVELOPMENT CORPORATION (CDX)                                      7.3%
A diversified real estate company that owns, manages and develops industrial warehouses, offices, apartments and residential communities. CDX has substantial land holdings throughout the U.S.

BEACON CAPITAL PARTNERS, INC. (NOT LISTED)                                  5.6%
Private REIT that develops and owns office buildings throughout the U.S. and mixed use properties such as developments that combine retail, research, office, and entertainment space.

PRIME GROUP REALTY TRUST (PGE)                                              5.5%
Owner, operator, and developer of office buildings primarily in downtown Chicago and its surrounding suburbs.

                               PORTFOLIO CHANGES
                   JANUARY 1, 1998 THROUGH SEPTEMBER 30, 1998

              NEW HOLDINGS                           ELIMINATIONS
              ------------                           ------------
Beacon Capital Partners, Inc.             Arden Realty, Inc.
Excel Legacy Corporation Common           Horizon Group Properties, Inc.*
Excel Legacy Corporation - Series A       Mariott International, Inc. Liquid
  Liquidating Preference Convertible       Yield Option Notes
Hilton Hotels Corporation                 Sodexho Marriott Services, Inc.*
Horizon Group Properties, Inc.*           Sunburst Hospitality Corporation
Promus Hotel Corporation                  Wellsford Real Properties, Inc.
Sodexho Marriott Services, Inc.*          White River Corporation

* Acquired through merger/spin-off of existing position.

--------------------------------------------------------------------------------
                      REALTY FUND - PORTFOLIO INVESTMENTS
                       AT SEPTEMBER 30, 1998 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                          ------------
Common Stock - 88.0%
                     Diversified Realty 15.1%
     4,209,800   *   Catellus Development Corporation................   $ 54,727,400
     2,280,000   *   Excel Legacy Corporation........................      6,626,364
     1,651,900       Forest City Enterprises, Inc. - Class A.........     34,689,900
       135,200       Forest City Enterprises, Inc. - Class B.........      2,889,900
       640,200       Sizeler Property Investors, Inc. (REIT).........      5,761,800
       440,600       TrizecHahn Corporation (Foreign)................      8,261,250
                                                                        ------------
                                                                         112,956,614
                                                                        ------------
                     Lodging 23.4%
     1,750,000       Hilton Hotels Corporation.......................     29,859,375
     5,470,200   *   Host Marriott Corporation.......................     69,403,162
       286,200       Marriott International, Inc. - Class A..........      6,833,025
       940,000   *   Promus Hotel Corporation........................     25,908,750
     2,270,000   *   Red Roof Inns, Inc..............................     38,164,375
       518,646   *   Supertel Hospitality, Inc.......................      4,894,722
                                                                        ------------
                                                                         175,063,409
                                                                        ------------
                     Mortgage Financing 2.7%
     1,088,000       Bay View Capital Corp...........................     19,856,000

                     Natural Resources/Land 12.0%
     1,393,800   *   Castle & Cooke, Inc.............................     20,907,000
       650,000       Deltic Timber Corporation.......................     11,700,000
       650,000       The Pioneer Group, Inc..........................     10,725,000
       261,000       Rayonier Inc....................................     10,179,000
     6,950,000       TimberWest Timber Trust (Foreign)...............     35,747,281
                                                                        ------------
                                                                          89,258,281
                                                                        ------------
                     Office 23.2%
       892,400       Alexandria Real Estate Equities, Inc. (REIT)....     24,206,350
     2,075,000   *   Beacon Capital Partners, Inc.(b) (REIT).........     41,500,000
     1,280,400       Boston Properties Inc. (REIT)...................     36,491,400
     1,090,900       Cousins Properties Incorporated (REIT)..........     30,613,381
     2,443,300       Prime Group Realty Trust (REIT).................     40,925,275
                                                                        ------------
                                                                         173,736,406
                                                                        ------------
                     Retail 11.6%
     1,223,800       Getty Realty Corp...............................     17,133,200
       993,800   *   IHOP Corp.......................................     36,646,375
     3,371,400       Prime Retail, Inc. (REIT).......................     33,081,863
                                                                        ------------
                                                                          86,861,438
                                                                        ------------
                     TOTAL COMMON STOCKS (COST $780,522,377).........    657,732,148
                                                                        ------------

--------------------------------------------------------------------------------
                      REALTY FUND - PORTFOLIO INVESTMENTS
                       AT SEPTEMBER 30, 1998 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                          ------------
Preferred Stock - 9.8%
                     Diversified Realty 9.8%
    14,600,000   *   Excel Legacy Corporation - Series A Liquidating
                     Preference Convertible(b).......................   $ 73,000,000
                                                                        ------------
                     TOTAL PREFERRED STOCK (COST $73,000,000)........     73,000,000
                                                                        ------------
Options - 0.3%
    CONTRACTS
    ----------
                     Put Options Written
         5,494       Newhall Land and Farming Company, expiring
                     April '99 @ $20 (Premiums received
                     $1,076,268).....................................       (126,362)
         2,967       Newhall Land and Farming Company, expiring
                     October '99 @ $25 (Premiums received
                     $709,919).......................................       (709,113)
                     Call Options Purchased
         5,494       Newhall Land and Farming Company, expiring
                     April '99 @ $20 (Cost $1,761,493)...............      2,609,650
         2,967       Newhall Land and Farming Company, expiring
                     October '99 @ $25 (Cost $1,225,243).............        726,915
                                                                        ------------
                                                                           2,501,090
                                                                        ------------
    Short-Term Obligations 1.2%
    Repurchase Agreement with State Street Bank, 4.75% due 10-1-98...      9,166,000
                                                                        ------------
TOTAL INVESTMENTS (COST $863,888,926)(a)......................   99.3%   742,399,238
OTHER ASSETS AND LIABILITIES, NET.............................    0.7      5,327,279
                                                                -----   ------------
NET ASSETS....................................................  100.0%  $747,726,517
                                                                =====   ============
NET ASSET VALUE PER SHARE............................................         $13.76
                                                                              ======

*  Non-income producing security
(a) Also represents aggregate cost for Federal income tax purposes.
(b) Illiquid/restricted security.

Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 6% of Net Assets.
      REITs comprise 28% of Net Assets.

--------------------------------------------------------------------------------
                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                       by Mason Hawkins and Staley Cates

The composition of Longleaf Partners Small-Cap Fund changed dramatically over the last three months. We used the $340 million we had in cash at June 30 plus the proceeds from sales of five other companies to buy seven new businesses and add to a number of existing holdings. Cash reserves are now at their lowest level since we closed the Fund last summer, and our remaining liquidity is allocated to several companies that our trading desk is buying.

Longleaf Partners Small-Cap Fund is ranked one of the top performing small cap funds over the last one, three and five years by publications such as the Wall Street Journal, Kiplinger's, Mutual Funds Magazine, and Investment News. The Fund's long-term results have been rewarding. In the third quarter, however, Small-Cap declined 13.4% while the Russell 2000 lost 20.2%. Although our short and long-term relative returns are outstanding, relative performance does not compound capital.

Several companies helped the Fund's performance during the third quarter. Both Midas, our second largest holding, and Media One which we sold, appreciated during the quarter. We also benefitted from our new position in Gulf Canada. Most other holdings were flat or down over the last three months. Companies whose declines most impacted the Fund such as BayView, newly acquired The Carbide/Graphite Group, and Shaw Communications each have strong competitive positions, solid free cash flows, great corporate partners at the helm, and are selling at below 40% of corporate worth. This temporary mispricing affords us the unique opportunity to buy more of these companies and others like them.

As significant owners we are very excited about the Fund's long-term prospects based on the current price of the portfolio and its implications for future returns. Small-Cap is at an all time low price-to-value ratio of 48%.

Many of you have inquired about plans to open Small-Cap. While our investment opportunities finally do exceed our cash, the Fund will remain closed. Concentration allows companies to have a meaningful impact on performance and insures that we have a deep understanding of those businesses we own. If we equally weight twenty businesses in a $1.1 billion fund, each stake must be worth $55 million. Liquidity issues make us reluctant to own much more than 20% of any one company. The math implies that a company must have at least a $300 million market cap to be in our universe. While we can own companies in the range of the Russell 2000 (currently $5.9 million to $2.4 billion), we want to remain flexible to invest in more than the upper end of that spectrum. Limiting asset growth will benefit all existing partners.

--------------------------------------------------------------------------------
                    SMALL-CAP FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED SEPTEMBER 30, 1998

                                 Small-Cap   Russell 2000   Value-Line
                                   Fund         Index         Index
                                 ---------   ------------   ----------
Year-to-Date                       (1.53)%      (16.21)%      (15.65)%
One Year                            0.45        (19.02)       (17.99)
Three Years                        19.29          6.86          5.01
Five Years                         16.66          9.09          5.90

 * The average annual returns for the Longleaf Partners Small-Cap Fund and the Russell 2000 Index, from initial public offering on 2/21/89 through 9/30/98 were 11.33% and 10.97%, respectively. From inception through 3/31/91, the Fund was managed by a different portfolio manager.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 29.3% OF NET ASSETS)

SHAW COMMUNICATIONS INC. (SCL)                                              9.8%
A Canadian cable television company which also provides high-speed Internet access and digital audio services.

MIDAS INC. (MDS)                                                            5.1%
One of the world's largest automotive service providers with over 1900 franchises in the U.S. and 800 locations overseas.

PROMUS HOTEL CORPORATION (PRH)                                              4.8%
Franchisor and/or manager of over 1100 hotels under the Doubletree, Embassy Suites, Hampton Inn, and Homewood Suites brand names.

ORION CAPITAL CORPORATION (OC)                                              4.8%
A property/casualty insurer with business lines focusing on workers' compensation, nonstandard auto, professional liability, and unique or highly specialized situations.

CATELLUS DEVELOPMENT CORPORATION (CDX)                                      4.8%
A diversified real estate company that owns, manages, and develops industrial warehouses, offices, apartments, and residential communities. CDX has substantial land holdings, especially in the Western U.S.

--------------------------------------------------------------------------------
                       SMALL-CAP FUND - PORTFOLIO SUMMARY

                               PORTFOLIO CHANGES
                   JANUARY 1, 1998 THROUGH SEPTEMBER 30, 1998

           NEW HOLDINGS                       ELIMINATIONS
           ------------                       ------------
Agribrands International, Inc.      American Safety Razor Company
The Carbide/Graphite Group, Inc.    Baker Fentress & Company
Carmike Cinemas, Inc.               Celestial Seasonings, Inc.
Chicago Title Corporation*          Chicago Title Corporation*
Fuji Fire and Marine Insurance      Corecomm, Inc.
  Company, Limited                  Dart Group Corporation
Genlyte Group Incorporated          Duff & Phelps Credit Rating Co.
Gulf Canada Resources Limited       Grey Advertising Inc. -
Kentucky Fried Chicken Japan         Class A
Kerr-McGee Corporation              Kerr-McGee Corporation
Kinseki, Ltd.                       Kuraya Corporation
Kuraya Corporation                  Lincoln Electric Holdings, Inc.
Lincoln Electric Holdings, Inc.     MediaOne Group Inc.
MediaOne Group, Inc.*               Nippon Shoji Kaisha Ltd.
Midas Inc.                          Showboat, Inc.
Nippon Broadcasting System          The Union Corporation
Nippon Shinyaku Co., Ltd.           U S West, Inc.*
Nippon Shoji Kaisha Ltd.            White River Corporation
Perrigo Company                     Zurn Industries, Inc.
Promus Hotel Corporation
Robbins & Myers, Inc.
Ryoyo Electro Corp.
Sangetsu Co., Ltd.
Shaw Communications Inc. - Class A
Showa Pharmaceutical Co. Ltd.
U.S. Industries, Inc.
U S West, Inc*

* Acquired through merger/spin-off of existing position.

--------------------------------------------------------------------------------
                     SMALL-CAP FUND - PORTFOLIO INVESTMENTS
                       AT SEPTEMBER 30, 1998 (UNAUDITED)

      SHARES                                                         MARKET VALUE
    ----------                                                      --------------
Common Stock 90.3%
                  Agriculture 2.1%
     1,015,400   *Agribrands International, Inc..................   $   23,988,825
                  Broadcasting 1.2%
       367,000    Nippon Broadcasting System (Foreign)...........       13,049,368
                  Building Materials 0.4%
       405,000    Sangetsu Co., Ltd (Foreign)....................        4,656,369
                  Business Services 1.4%
     1,104,400   *Pinkerton's, Inc...............................       15,254,525
                  Cable 9.8%
       100,000    Shaw Communications Inc. - Class A (Foreign)...        1,670,816
     6,479,800    Shaw Communications Inc. - Class B (Foreign)...      108,265,562
                                                                    --------------
                                                                       109,936,378
                                                                    --------------
                  Commercial Lighting 1.8%
       872,600   *Genlyte Group Incorporated.....................       17,888,300
       137,350    Thomas Industries, Inc.........................        2,944,441
                                                                    --------------
                                                                        20,832,741
                                                                    --------------
                  Electronics 0.8%
       194,000    Kinseki, Ltd.(Foreign).........................          792,418
     1,105,000    Ryoyo Electro Corp. (Foreign)..................        7,833,713
                                                                    --------------
                                                                         8,626,131
                                                                    --------------
                  Entertainment 2.4%
     1,470,000   *Carmike Cinemas, Inc. -- Class A...............       27,011,250
                  Investment Management Companies 1.0%
       524,100    United Asset Management Corporation............       11,268,150
                  Lodging 4.8%
     1,961,500   *Promus Hotel Corporation.......................       54,063,844
                  Manufacturing 6.7%
       203,100    AMETEK, Inc....................................        3,503,475
     1,740,000   *The Carbide/Graphite Group, Inc................       19,357,500
       688,400    Robbins & Myers, Inc...........................       14,585,475
     2,471,700    U.S. Industries, Inc...........................       37,229,981
                                                                    --------------
                                                                        74,676,431
                                                                    --------------
                  Mortgage Financing 2.5%
     1,518,600    Bay View Capital Corp..........................       27,714,450
                  Natural Resources 11.5%
       845,000    Deltic Timber Corporation......................       15,210,000
     3,349,996    Gendis Inc. - Class A (Foreign)................       14,267,445
    12,100,900   *Gulf Canada Resources Limited (Foreign)........       49,916,213
       865,000    The Pioneer Group, Inc.........................       14,272,500
     6,950,000    TimberWest Timber Trust (Foreign)..............       35,747,281
                                                                    --------------
                                                                       129,413,439
                                                                    --------------

--------------------------------------------------------------------------------
                     SMALL-CAP FUND - PORTFOLIO INVESTMENTS
                       AT SEPTEMBER 30, 1998 (UNAUDITED)

      SHARES                                                         MARKET VALUE
    ----------                                                      --------------
                  Pharmaceuticals 0.8%
       697,000    Nippon Shinyaku Co., Ltd. (Foreign)............   $    2,826,506
       608,900   *Perrigo Company................................        5,556,213
        95,000    Showa Pharmaceutical Co. Ltd (Foreign).........          481,560
                                                                    --------------
                                                                         8,864,279
                                                                    --------------
                  Property & Casualty Insurance 16.8%
       239,101   *Alleghany Corporation..........................       44,711,887
     5,717,000    The Chiyoda Fire and Marine Insurance Company,
                    Ltd. (Foreign)...............................       16,841,882
     3,840,000    The Dai-Tokyo Fire and Marine Insurance
                    Company, Ltd. (Foreign)......................       10,945,636
     3,910,000    Fuji Fire and Marine Insurance Company, Limited
                    (Foreign)....................................        7,152,439
     1,777,400    Hilb, Rogal and Hamilton Company...............       33,548,425
       199,000    The Koa Fire and Marine Insurance Company, Ltd.
                    (Foreign)....................................          584,778
     7,670,000    The Nissan Fire & Marine Insurance Company,
                    Ltd. (Foreign)...............................       20,679,474
     1,494,600    Orion Capital Corporation......................       53,338,537
                                                                    --------------
                                                                       187,803,058
                                                                    --------------
                  Real Estate 12.0%
     4,100,100   *Catellus Development Corporation...............       53,301,300
     1,135,400    Cousins Properties Incorporated................       31,862,163
       552,900   *IHOP Corp......................................       20,388,187
     1,520,000    TrizecHahn Corporation (Foreign)...............       28,500,000
                                                                    --------------
                                                                       134,051,650
                                                                    --------------
                  Restaurants 1.3%
       114,000    Kentucky Fried Chicken Japan (Foreign).........          896,121
       982,400   *VICORP Restaurants, Inc........................       13,323,800
                                                                    --------------
                                                                        14,219,921
                                                                    --------------
                  Retail 5.1%
     2,333,400    Midas Inc......................................       56,584,950

                  Telecommunications 3.5%
     2,078,009   *Vanguard Cellular Systems, Inc. -- Class A.....       39,482,171

                  Transportation 4.4%
     1,105,000   *FDX Corporation................................       49,863,125
                                                                    --------------
         TOTAL COMMON STOCKS (COST $1,077,640,640)...............    1,011,361,055
                                                                    --------------

--------------------------------------------------------------------------------
                     SMALL-CAP FUND - PORTFOLIO INVESTMENTS
                       AT SEPTEMBER 30, 1998 (UNAUDITED)

                                                                        MARKET VALUE
                                                                       --------------
Short-Term Obligations 8.3%
Federal Home Loan Mortgage Corporation, 5.22% due 10-2-98...........   $   49,992,847
Repurchase Agreement with State Street Bank, 4.75% due 10-1-98......       42,900,000
                                                                       --------------
                                                                           92,892,847
                                                                       --------------
TOTAL INVESTMENTS (COST $1,170,533,487)(a)...................   98.6%   1,104,253,902
OTHER ASSETS AND LIABILITIES, NET............................    1.4       15,813,814
                                                               -----   --------------
NET ASSETS...................................................  100.0%  $1,120,067,716
                                                               =====   ==============
NET ASSET VALUE PER SHARE...........................................           $21.84

  * Non-income producing security
(a) Also represents aggregate cost for Federal income tax purposes.

Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 29% of Net Assets.

Open Forward Currency Contracts

  Currency              Currency Sold and             Currency     Unrealized
 Units Sold              Settlement Date            Market Value      Gain
-------------   ----------------------------------  ------------   -----------
  150,608,700   Canadian Dollars 10-28-98.........  $98,676,118    $ 8,698,712
   57,000,000   Canadian Dollars 4-1-99...........   37,335,185      1,403,431
3,830,551,260   Japanese Yen 4-2-99...............   28,874,018      1,625,269
8,312,155,852   Japanese Yen 5-13-99..............   62,981,212      1,153,453
                                                    ------------   -----------
                Total Forward Contracts...........  $227,866,533   $12,880,865
                                                    ============   ===========

--------------------------------------------------------------------------------
                               SERVICE DIRECTORY

FUND INFORMATION                                                  (800) 445-9469
To request a prospectus, financial report, application or other Fund information call (800) 445-9469 from 8:00 a.m. to 8:00 p.m. Eastern time, seven days a week.

EXISTING SHAREHOLDER INQUIRIES                                    (800) 488-4191
To request action on your existing account contact the transfer agent, NFDS, at
(800) 488-4191 from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

     Mail correspondence to:              Overnight address:
     Longleaf Partners Funds            Longleaf Partners Funds
            c/o NFDS                           c/o NFDS
         P.O. Box 419929                   330 W. 9th Street
   Kansas City, MO 64141-6929            Kansas City, MO 64105
                                            (816) 843-8468

24-HOUR AUTOMATED INFORMATION                                     (800) 378-3788
For automated reporting of daily prices, account balances and transaction activity call (800) 378-3788, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SERVICES FOR FINANCIAL ADVISORS                                   (800) 761-2509
Please contact Lee Harper or Mary Williamson for additional information.

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading LONGLEAF PARTNERS as follows:

                                 TRANSFER AGENT
ABBREVIATION  SYMBOL    CUSIP     FUND NUMBER
------------  ------  ---------  --------------
  Partners    LLPFX   543069108       133
   Realty     LLREX   543069306       135
   Sm-Cap     LLSCX   543069207       134

--------------------------------------------------------------------------------
                             TRUSTEES AND OFFICERS

Trustees
  O. Mason Hawkins, Chairman
  Chadwick H. Carpenter, Jr.
  Daniel W. Connell, Jr.
  Steven N. Melnyk
  C. Barham Ray
  W. Reid Sanders

Officers
  O. Mason Hawkins, Co-Portfolio Manager and Chief Executive Officer
  W. Reid Sanders, President
  G. Staley Cates, Co-Portfolio Manager and Vice President - Investments
  C. T. Fitzpatrick, Co-Portfolio Manager of the Realty Fund and Vice-President - Investments
  Charles D. Reaves, Executive Vice President and General Counsel
  Julie M. Douglas, Executive Vice President - Operations and Treasurer Lee B. Harper, Executive Vice President - Marketing
  Frank N. Stanley III, Vice President - Investments
  John B. Buford, Vice President - Investments
  Randy D. Holt, Vice President and Secretary

Transfer Agent
  National Financial Data Services
  Kansas City, Missouri

Custodian
  State Street Bank & Trust Company
  Boston, Massachusetts

Special Legal Counsel
  Dechert Price & Rhodes
  Washington D.C.

Independent Public Accountants
  PricewaterhouseCoopers LLP
  Boston, Massachusetts

                            Longleaf Partners Funds
                                    c/o NFDS
                                P.O. Box 419929
                           Kansas City, MO 64141-6929

                           Fund Information Requests
                                 (800) 445-9469
                         Shareholder Account Inquiries
                                 (800) 488-4191